Exhibit 99.1

FOR IMMEDIATE RELEASE
August 28, 2008

Novell Reports Financial Results for Third Fiscal Quarter 2008

     •   Raises non-GAAP operating margin guidance for fiscal year 2008
     •   Continued product revenue growth year-over-year

WALTHAM, Mass. – August 28, 2008 – Novell, Inc. (NASDAQ: NOVL) today announced financial results for its third fiscal quarter ended July 31, 2008. For the quarter, Novell reported net revenue of $245 million. This compares to net revenue of $237 million for the third fiscal quarter 2007. Income from operations for the third fiscal quarter 2008 was $1 million, compared to a loss from operations of $10 million for the third fiscal quarter 2007. Loss from continuing operations in the third fiscal quarter 2008 was $15 million, or $0.04 loss per share, due to a $15 million impairment charge related to our auction-rate securities. This compares to a loss from continuing operations of $4 million, or $0.01 loss per share, for the third fiscal quarter 2007. Foreign currency exchange rates favorably impacted revenue by $7 million, unfavorably impacted operating expenses by $7 million and did not materially impact income from operations year-over-year.

On a non-GAAP basis, income from operations for the third fiscal quarter 2008 was $24 million. This compares to non-GAAP income from operations of $14 million in the year-ago quarter. Non-GAAP income from continuing operations for the third fiscal quarter 2008 was $21 million, or $0.06 per share. This compares to non-GAAP income from continuing operations of $19 million, or $0.05 per share, for the third fiscal quarter 2007.

For the third fiscal quarter 2008, Novell reported $33 million of product revenue from Open Platform Solutions of which $31 million was from Linux Platform Products, up 30% year-over-year. Product revenue from Identity and Security Management was $37 million of which Identity and Access Management was $34 million, up 22% year-over-year. Product revenue from Systems and Resource Management was $47 million, up 25% year-over-year. Workgroup product revenue of $92 million was down 1% year-over-year.

“We had another quarter of strong product revenue growth and expanding operating margins,” said Ron Hovsepian, President and CEO of Novell. “Our transformation of the company positions us well to focus on sustained growth in 2009.”

Cash, cash equivalents and short-term investments were $1.4 billion at July 31, 2008, down from $1.8 billion in the year-ago quarter, primarily due to the acquisition of PlateSpin, the repurchase of a portion of our debentures and our stock repurchase program. Days sales outstanding in accounts receivable was 78 days at the end of the third fiscal quarter 2008, up from 74 days at the end of the year-ago quarter. Total deferred revenue was $726 million at the end of the third fiscal quarter 2008, down from $734 million at the end of the year-ago quarter. Cash flow from operations was $30 million for the third fiscal quarter 2008. This compares to cash flow from operations of $25 million in the third fiscal quarter 2007.

With regard to the Company's previously announced share repurchase program, Novell repurchased 7 million shares of common stock at a cost of $45 million during the quarter. To date, the Company has repurchased 10 million shares at a cost of $58 million. The Company has $42 million remaining under the existing share repurchase program.

During the quarter, Novell used $27 million of cash to repurchase a portion of its outstanding 0.5% senior convertible debentures. To date, $142 million of cash has been used for these repurchases.

Full details on Novell's reported results, including a reconciliation of the non-GAAP results, are included in the financial schedules that are a part of this release.

Financial Outlook

Novell management issues the following financial guidance:

For the full fiscal year 2008:

  Net revenue is expected to be between $940 million and $970 million.
  Non-GAAP operating margin is expected to be between 8% and 10%, exceeding previously stated guidance of between 7% to 9%.

Conference Call Notification and Web Access Detail

A live Webcast of a Novell conference call to discuss the quarter will be broadcast at 5:00 PM ET August 28, 2008, from Novell's Investor Relations Web page: http://www.novell.com/company/ir/qresults/. The domestic conference call dial-in number is 866-335-5255, password “Novell”, and the international dial-in number is +1-706-679-2263, password “Novell”.

The call will be archived on the Novell Web site approximately two hours after its conclusion and will remain on the Web site until September 12, 2008. The call will also be available for telephone playback through midnight ET, September 12, 2008. The domestic toll-free replay number is 800-642-1687, and the international replay number is +1-706-645-9291. Replay listeners must enter conference ID number 56398624.

A copy of this press release is posted on Novell's Web site at:
http://www.novell.com/company/ir/qresults/.

Non-GAAP Financial Measures

We supplement our consolidated unaudited condensed financial statements presented in accordance with GAAP with certain non-GAAP financial measures. These non-GAAP measures include adjusted income from operations, operating margin, income from continuing operations, net income, income per share from continuing operations and net income per share. We provide non-GAAP financial measures to enhance an overall understanding of our current financial performance and prospects for the future and to enable investors to evaluate our performance in the same way that management does. Management uses these same non-GAAP financial measures to evaluate performance, allocate resources, and determine bonuses. The non-GAAP financial measures do not replace the presentation of our GAAP financial results, but they eliminate expenses and gains that are unusual, that are excluded from analysts' consensus estimates, and/or that arise outside of the ordinary course of business, such as, but not limited to, those related to stock-based compensation, acquisition-related intangible asset amortization, restructuring, asset impairments, litigation judgments and settlements, purchased in-process research and development, and the sale of business operations, long-term investments, and property, plant and equipment.

Legal Notice Regarding Forward-Looking Statements

This press release includes statements that are not historical in nature and that may be characterized as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act, including those related to future financial and operating results, future opportunities, the benefits and synergies of the company's brands, strategies and acquisitions, and the growth of the Linux Platform Products, Identity and Access Management, and Systems and Resource Management markets. You should be aware that Novell's actual results could differ materially from those contained in the forward-looking statements, which are based on current expectations of Novell management and are subject to a number of risks and uncertainties, including, but not limited to, Novell's ability to transform its business through the implementation of its strategic plan, Novell's ability to realize the benefits anticipated from the Microsoft transaction and other transactions, Novell's ability to realize the benefits anticipated from its restructuring plan, and the expected charges to be incurred and payments to be made under the restructuring plan, Novell's ability to achieve its expense targets, Novell's success in executing its Linux Platform Products, Identity and Access Management, and Systems and Resource Management strategies, Novell's ability to take a competitive position in the Linux Platform Products, Identity and Access Management, and Systems and Resource Management industries, business conditions and the general economy, market opportunities, potential new business strategies, competitive factors, sales and marketing execution, shifts in technologies or market demand, Novell's ability to integrate acquired operations and employees, and the other factors described in Novell's Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 21, 2007. Novell disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release except as required by the securities laws.

About Novell

Novell, Inc. (NASDAQ: NOVL) delivers the best engineered, most interoperable Linux platform and a portfolio of integrated IT management software that helps customers around the world reduce cost, complexity and risk. With our infrastructure software and ecosystem of partnerships, Novell harmoniously integrates mixed IT environments, allowing people and technology to work as one. For more information, visit www.novell.com.

_________________

Novell, the Novell logo, and PlateSpin are registered trademarks of Novell, Inc. in the United States and other countries. All third party marks are the property of their respective owners.

Press Contact:

Ian Bruce
Novell, Inc.
Phone: 781-464-8034
E-Mail: ibruce@novell.com

Investor Relations Contact:

Susan Walker White
Novell, Inc.
Phone: 800-317-3195
E-Mail: swhite@novell.com

                                                                                                          Page 5 of 11

                                                Novell, Inc.
                        Consolidated Unaudited Condensed Statements of Operations
                                 (In thousands, except per share data)

                                                     Fiscal Quarter Ended                   Fiscal Year-to-Date
                                                -------------------------------        -------------------------------
                                                Jul 31, 2008      Jul 31, 2007         Jul 31, 2008      Jul 31, 2007
                                                -------------     -------------        -------------     -------------
Net revenue:
  Software licenses                                 $ 53,408          $ 44,738            $ 138,293         $ 125,070
  Maintenance and subscriptions                      154,982           142,833              454,287           417,246
  Services (1)                                        36,795            49,219              119,197           145,247
                                                -------------     -------------        -------------     -------------
Total net revenue                                    245,185           236,790              711,777           687,563
                                                -------------     -------------        -------------     -------------

Cost of revenue:
  Software licenses                                    5,544             4,793               13,003            13,280
  Maintenance and subscriptions                       13,948            13,184               38,234            36,109
  Services                                            40,678            48,546              128,540           146,151
                                                -------------     -------------        -------------     -------------
Total cost of revenue                                 60,170            66,523              179,777           195,540
                                                -------------     -------------        -------------     -------------

Gross profit                                         185,015           170,267              532,000           492,023
                                                -------------     -------------        -------------     -------------

Operating expenses:
  Sales and marketing                                 94,213            84,176              272,894           262,450
  Product development                                 51,759            54,207              145,846           153,236
  General and administrative                          26,941            28,219               82,141            81,479
  Other operating expenses (2)                        11,131            13,780               20,000            37,335
                                                -------------     -------------        -------------     -------------
Total operating expenses                             184,044           180,382              520,881           534,500

Income (loss) from operations                            971           (10,115)              11,119           (42,477)
  Operating margin %                                    0.4%             -4.3%                 1.6%             -6.2%

Other income (loss), net:
  Interest income, net                                 7,384            16,192               33,807            45,410
  Other                                              (16,160)             (739)              (7,575)            1,836
                                                -------------     -------------        -------------     -------------
Total other income (loss), net                        (8,776)           15,453               26,232            47,246
                                                -------------     -------------        -------------     -------------

Income (loss) from continuing operations,
  before income taxes                                 (7,805)            5,338               37,351             4,769

Income tax expense                                     7,320             8,970               31,926            21,882
                                                -------------     -------------        -------------     -------------

Income (loss) from continuing operations             (15,125)           (3,632)               5,425           (17,113)

Income (loss) from discontinued operations,
  before income taxes                                      -               (47)               1,285            (9,468)
Income tax benefit on discontinued operations              -                 -                 (836)              (69)
                                                -------------     -------------        -------------     -------------
Income (loss) from discontinued operations                 -               (47)               2,121            (9,399)

Net income (loss)                                  $ (15,125)         $ (3,679)             $ 7,546         $ (26,512)
                                                =============     =============        =============     =============

Income (loss) per share:

  Continuing operations                              $ (0.04)          $ (0.01)              $ 0.02           $ (0.05)
  Net income (loss)                                  $ (0.04)          $ (0.01)              $ 0.02           $ (0.08)

Weighted average shares                              351,878           348,177              353,290           346,731

(1) Services includes professional services, technical support and training services.

(2) See Page 8 of 11 for a detail of other operating expenses.

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                          Page 6 of 11

                                     Novell, Inc.
                    Consolidated Unaudited Condensed Balance Sheets
                                    (In thousands)

                                                        Jul 31, 2008                 Oct 31, 2007
                                                     -------------------          -------------------
Assets

Current assets:
    Cash and cash equivalents                               $   973,837                  $ 1,079,819
    Short-term investments                                      390,715                      777,818
    Restricted cash                                              52,410                            -
    Receivables, net                                            212,923                      208,318
    Prepaid expenses                                             50,725                       53,316
    Deferred income taxes                                         3,773                            -
    Other current assets                                         40,580                       35,065
                                                     -------------------          -------------------
Total current assets                                          1,724,963                    2,154,336

Property, plant and equipment, net                              187,641                      180,537
Long-term investments                                            29,586                       37,304
Goodwill                                                        593,983                      404,612
Intangible assets, net                                           65,508                       33,572
Deferred income taxes                                            32,729                       14,518
Other assets                                                     22,503                       29,515
                                                     -------------------          -------------------

Total assets                                                $ 2,656,913                  $ 2,854,394
                                                     ===================          ===================

Liabilities and Stockholders' Equity

Current liabilities:
    Accounts payable                                        $    39,678                  $    45,135
    Accrued compensation                                        100,323                      112,794
    Other accrued liabilities                                   104,469                      122,850
    Income taxes payable                                         14,772                       46,724
    Senior convertible debentures                               451,394                            -
    Deferred revenue                                            480,765                      494,615
                                                     -------------------          -------------------
Total current liabilities                                     1,191,401                      822,118

Deferred income taxes                                             7,703                          884
Other long-term liabilities                                      45,436                            -
Long-term deferred revenue                                      244,876                      273,066
Senior convertible debentures                                         -                      600,000
                                                     -------------------          -------------------

Total liabilities                                             1,489,416                    1,696,068

Stockholders' equity                                          1,167,497                    1,158,326
                                                     -------------------          -------------------

Total liabilities and stockholders' equity                  $ 2,656,913                  $ 2,854,394
                                                     ===================          ===================

                                                                                                                          Page 7 of 11

                                                                Novell, Inc.
                                        Consolidated Unaudited Condensed Statements of Cash Flows
                                                              (In thousands)

                                                                            Fiscal Quarter Ended                Fiscal Year-to-Date
                                                                        -----------------------------       -----------------------------
                                                                        Jul 31, 2008    Jul 31, 2007        Jul 31, 2008    Jul 31, 2007
                                                                        -------------   -------------       -------------   -------------

Cash flows from operating activities
  Net income (loss)                                                        $ (15,125)       $ (3,679)            $ 7,546       $ (26,512)
  Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
    Stock-based compensation expense                                           7,593           8,859              25,370          23,489
    Stock-based compensation modification expense                                  -             673                   -           2,475
    Depreciation and amortization                                             11,980           9,690              30,827          31,163
    Change in accounts receivable allowances                                    (250)           (427)                421            (878)
    Utilization of previously reserved acquired net operating losses               1              10               5,026           4,835
    Purchased in-process research and development                                  -               -               2,700               -
    Gain on debenture repurchases                                               (139)              -                (544)              -
    (Gain) loss on discontinued operations, before taxes                           -               -              (1,180)         10,220
    (Gain) loss on impaired long-term investments                             14,738               -              14,488          (1,738)
    Gain on sale of venture capital funds                                          -               -                   -          (3,591)
    Impairment of intangible assets                                                -           3,851                   -           3,851
    Loss on subsidiary sales                                                   3,811               -               3,811               -
    Changes in current assets and liabilities, excluding the effect
      of acquisitions and dispositions                                         7,500           6,438            (102,323)        300,374
                                                                        -------------   -------------       -------------   -------------

    Net cash provided by (used in) operating activities                       30,109          25,415             (13,858)        343,688
                                                                        -------------   -------------       -------------   -------------

Cash flows from financing activities
    Issuance of common stock, net                                                868           6,248               7,646          14,370
    Excess tax effects from stock-based compensation                          (7,186)          1,634              16,809           6,357
    Common stock repurchases/retirements                                     (44,663)              -             (44,663)              -
    Debenture repurchases                                                    (26,868)              -            (142,457)              -
                                                                        -------------   -------------       -------------   -------------

    Net cash (used in) provided by financing activities                      (77,849)          7,882            (162,665)         20,727
                                                                        -------------   -------------       -------------   -------------

Cash flows from investing activities
    Purchases of property, plant and equipment                               (12,201)         (4,971)            (28,523)        (17,479)
    Short-term investment activity                                            33,820         (24,913)            359,260         (72,333)
    Long-term investment activity                                              7,215               -              21,738           1,738
    Cash restricted due to litigation                                           (286)              -             (52,410)              -
    Net (distributions) proceeds from subsidiary sales                        (6,427)              -              (7,336)          2,749
    Proceeds from sale of venture capital funds                                    -               -                   -           4,964
    Net cash paid for acquisitions                                               920               -            (219,553)         (9,727)
    Purchases of intangible assets                                            (6,000)           (300)             (6,000)         (1,175)
    Other                                                                      1,138           3,274               3,365           8,440
                                                                        -------------   -------------       -------------   -------------

    Net cash provided by (used in) investing activities                       18,179         (26,910)             70,541         (82,823)
                                                                        -------------   -------------       -------------   -------------

(Decrease) increase in cash and cash equivalents                             (29,561)          6,387            (105,982)        281,592

Cash and cash equivalents - beginning of period                            1,003,398         950,992           1,079,819         675,787
                                                                        -------------   -------------       -------------   -------------

Cash and cash equivalents - end of period                                  $ 973,837       $ 957,379           $ 973,837       $ 957,379
                                                                        =============   =============       =============   =============

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                                                       Page 8 of 11

                                                                Novell, Inc.
                                            Unaudited Non-GAAP Adjusted Income From Operations
                                                (In thousands, except per share data)

                                                                    Fiscal Quarter Ended               Fiscal Year-to-Date
                                                                ----------------------------       ----------------------------
                                                                Jul 31, 2008    Jul 31, 2007       Jul 31, 2008    Jul 31, 2007
                                                                ------------    ------------       ------------    ------------

   GAAP income (loss) from operations                               $   971      $  (10,115)         $  11,119       $ (42,477)
                                                                ------------    ------------       ------------    ------------

     Adjustments:
      Stock-based compensation expense:
       Cost of revenue                                                  881           1,257              2,724           3,241
       Sales and marketing                                            1,953           2,831              7,400           7,091
       Product development                                            2,543           2,684              7,900           7,370
       General and administrative                                     2,216           2,087              7,346           5,787
                                                                ------------    ------------       ------------    ------------
         Sub-total                                                    7,593           8,859             25,370          23,489
                                                                ------------    ------------       ------------    ------------

      Acquisition-related intangible asset amortization:
       Cost of revenue                                                3,184           1,360              6,035           3,916
       Sales and marketing                                            1,341             511              2,429           2,390
       Product development                                                -               -                  -             227
                                                                ------------    ------------       ------------    ------------
         Sub-total                                                    4,525           1,871              8,464           6,533
                                                                ------------    ------------       ------------    ------------

      Other operating expenses (income):
       Restructuring expenses                                         6,570           6,024             11,329          17,891
       Purchased in-process research and development                      -               -              2,700               -
       Litigation-related expense (income)                              750             450                750             (93)
       Acquisition integration costs                                      -               -              1,410               -
       Loss on subsidiary sales                                       3,811               -              3,811               -
       Impairment of intangible assets                                    -           3,851                  -           3,851
       Stock-based compensation review expenses                           -           3,455                  -          15,686
                                                                ------------    ------------       ------------    ------------
         Sub-total                                                   11,131          13,780             20,000          37,335
                                                                ------------    ------------       ------------    ------------

     Total operating adjustments                                     23,249          24,510             53,834          67,357

   Non-GAAP income from operations                                $  24,220       $  14,395          $  64,953       $  24,880
                                                                ============    ============       ============    ============
     Operating margin %                                                9.9%            6.1%               9.1%            3.6%

-----------------------------------------------------------------------------------------------------------------------------------

                                                               Novell, Inc.
                                                Unaudited Non-GAAP Adjusted Net Income
                                                 (In thousands, except per share data)

                                                                    Fiscal Quarter Ended               Fiscal Year-to-Date
                                                                ----------------------------       ----------------------------
                                                                Jul 31, 2008    Jul 31, 2007       Jul 31, 2008    Jul 31, 2007
                                                                ------------    ------------       ------------    ------------

   GAAP net income (loss)                                         $ (15,125)       $ (3,679)           $ 7,546       $ (26,512)
                                                                ------------    ------------       ------------    ------------

     Operating adjustments (detailed above)                          23,249          24,510             53,834          67,357
     Non-operating expenses (income) adjustments:
       Gain on sale of venture capital funds                              -               -                  -          (3,591)
       Gain on debenture repurchases                                   (139)              -               (544)              -
       (Gain) loss on impaired long-term investments                 14,738               -             14,488          (1,738)
                                                                ------------    ------------       ------------    ------------
         Sub-total                                                   14,599               -             13,944          (5,329)
                                                                ------------    ------------       ------------    ------------

     Total pre-tax adjustments                                       37,848          24,510             67,778          62,028

     Income tax adjustments                                          (1,888)         (2,121)              (334)         (2,462)

     Income (loss) from discontinued operations, net of taxes             -              47             (2,121)          9,399
                                                                ------------    ------------       ------------    ------------

     Total net adjustments                                           35,960          22,436             65,323          68,965

   Non-GAAP net income and non-GAAP income
     from continuing operations                                    $ 20,835        $ 18,757           $ 72,869        $ 42,453
                                                                ============    ============       ============    ============

   GAAP net income (loss) per share                                 $ (0.04)        $ (0.01)            $ 0.02         $ (0.08)
       Total adjustments detailed above                                0.10            0.06               0.19            0.20
                                                                ------------    ------------       ------------    ------------

   Non-GAAP net income per share and non-GAAP
     income from continuing operations per share                    $  0.06         $  0.05             $ 0.21         $  0.12
                                                                ============    ============       ============    ============

   GAAP weighted average shares                                     351,878         348,177            353,290         346,731

     Change from basic to diluted weighted average shares             1,319           2,969                  -           2,217
                                                                ------------    ------------       ------------    ------------

   Non-GAAP weighted average shares                                 353,197         351,146            353,290         348,948
                                                                ============    ============       ============    ============

   Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                                                                          Page 9 of 11

                                                                       Novell, Inc.
                                                     Consolidated Unaudited Condensed Segment Results
                                                         (in thousands, except per share data)

                                                                               Fiscal Quarter Ended July 31, 2008
                                    -----------------------------------------------------------------------------------------------------------------------

                                                          Identity              Systems
                                  Open Platform          and Security         and Resource                                 Common
                                    Solutions       %     Management     %     Management     %      Workgroup     %     Unallocated    Total         %
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------
Net revenue:
  Software licenses                    $     -        -    $ 16,567     32.9    $ 15,836     29.8     $ 21,005    20.4       $    -     $ 53,408     21.8
  Maintenance and subscriptions         32,517     83.6      20,306     40.3      31,544     59.4       70,615    68.7            -      154,982     63.2
  Services                               6,367     16.4      13,487     26.8       5,702     10.7       11,239    10.9            -       36,795     15.0
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------
Total net revenue                       38,884    100.0      50,360    100.0      53,082    100.0      102,859   100.0            -      245,185    100.0
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------

Cost of revenue:
  Software licenses                          -        -       2,101      4.2       1,456      2.7        1,191     1.2          796        5,544      2.3
  Maintenance and subscriptions          2,159      5.6       2,575      5.1       2,901      5.5        4,005     3.9        2,308       13,948      5.7
  Services                               8,124     20.9      14,531     28.9       4,848      9.1       12,214    11.9          961       40,678     16.6
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------
Total cost of revenue                   10,283     26.4      19,207     38.1       9,205     17.3       17,410    16.9        4,065       60,170     24.5
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------

Gross profit                            28,601     73.6      31,153     61.9      43,877     82.7       85,449    83.1       (4,065)     185,015     75.5
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------

Operating expenses:
  Sales and marketing                        -        -           -        -           -        -            -       -       94,213       94,213     38.4
  Product development                   15,559     40.0      11,664     23.2      12,146     22.9        9,847     9.6        2,543       51,759     21.1
  General and administrative                 -        -           -        -           -        -            -       -       26,941       26,941     11.0
  Other operating expenses                   -        -           -        -           -        -            -       -       11,131       11,131      4.5
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------
Total operating expenses                15,559     40.0      11,664     23.2      12,146     22.9        9,847     9.6      134,828      184,044     75.1
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------

Income (loss) from operations         $ 13,042     33.5    $ 19,489     38.7    $ 31,731     59.8     $ 75,602    73.5   $ (138,893)       $ 971      0.4
                                    ===========  =======  ==========  =======  ==========  =======  =========== =======  ===========  ===========  =======

                                                                                Fiscal Quarter Ended April 30, 2008
                                    -----------------------------------------------------------------------------------------------------------------------

                                                           Identity             Systems
                                  Open Platform          and Security         and Resource                                 Common
                                    Solutions       %     Management     %     Management     %      Workgroup     %     Unallocated    Total         %
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------
Net revenue:
  Software licenses                    $   164      0.4    $ 11,386     24.6    $ 11,180     23.9     $ 21,724    20.7       $    -     $ 44,454     18.9
  Maintenance and subscriptions         30,330     80.8      19,312     41.7      29,773     63.7       70,707    67.3            -      150,122     63.7
  Services                               7,023     18.7      15,601     33.7       5,816     12.4       12,650    12.0            -       41,090     17.4
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------
Total net revenue                       37,517    100.0      46,299    100.0      46,769    100.0      105,081   100.0            -      235,666    100.0
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------

Cost of revenue:
  Software licenses                         12      0.0       1,707      3.7         907      1.9        1,208     1.1          360        4,194      1.8
  Maintenance and subscriptions          2,181      5.8       2,894      6.3       2,416      5.2        3,931     3.7        1,224       12,646      5.4
  Services                               8,756     23.3      17,587     38.0       4,194      9.0       13,081    12.4          610       44,228     18.8
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------
Total cost of revenue                   10,949     29.2      22,188     47.9       7,517     16.1       18,220    17.3        2,194       61,068     25.9
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------

Gross profit                            26,568     70.8      24,111     52.1      39,252     83.9       86,861    82.7       (2,194)     174,598     74.1
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------

Operating expenses:
  Sales and marketing                        -        -           -        -           -        -            -       -       92,076       92,076     39.1
  Product development                   15,038     40.1      11,522     24.9       9,517     20.3        9,599     9.1        2,353       48,029     20.4
  General and administrative                 -        -           -        -           -        -            -       -       28,324       28,324     12.0
  Other operating expenses                   -        -           -        -           -        -            -       -        4,502        4,502      1.9
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------
Total operating expenses                15,038     40.1      11,522     24.9       9,517     20.3        9,599     9.1      127,255      172,931     73.4
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------

Income (loss) from operations         $ 11,530     30.7    $ 12,589     27.2    $ 29,735     63.6     $ 77,262    73.5   $ (129,449)     $ 1,667      0.7
                                    ===========  =======  ==========  =======  ==========  =======  =========== =======  ===========  ===========  =======

                                                                                Fiscal Quarter Ended July 31, 2007
                                    -----------------------------------------------------------------------------------------------------------------------

                                                           Identity             Systems
                                  Open Platform          and Security         and Resource                                 Common
                                    Solutions       %     Management     %     Management     %      Workgroup     %     Unallocated    Total         %
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------
Net revenue:
  Software licenses                    $     3      0.0    $ 12,957     25.0     $ 9,688     21.3     $ 22,090    20.6       $    -     $ 44,738     18.9
  Maintenance and subscriptions         25,020     77.6      19,187     37.1      28,279     62.2       70,347    65.5            -      142,833     60.3
  Services                               7,216     22.4      19,600     37.9       7,515     16.5       14,888    13.9            -       49,219     20.8
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------
Total net revenue                       32,239    100.0      51,744    100.0      45,482    100.0      107,325   100.0            -      236,790    100.0
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------

Cost of revenue:
  Software licenses                          -        -       2,242      4.3         929      2.0        1,307     1.2          315        4,793      2.0
  Maintenance and subscriptions          1,983      6.2       3,321      6.4       2,711      6.0        4,164     3.9        1,005       13,184      5.6
  Services                               8,511     26.4      19,610     37.9       4,761     10.5       14,367    13.4        1,297       48,546     20.5
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------
Total cost of revenue                   10,494     32.6      25,173     48.6       8,401     18.5       19,838    18.5        2,617       66,523     28.1
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------

Gross profit                            21,745     67.4      26,571     51.4      37,081     81.5       87,487    81.5       (2,617)     170,267     71.9
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------

Operating expenses:
  Sales and marketing                        -        -           -        -           -        -            -       -       84,176       84,176     35.5
  Product development                   13,638     42.3      15,529     30.0      10,148     22.3       12,208    11.4        2,684       54,207     22.9
  General and administrative                 -        -           -        -           -        -            -       -       28,219       28,219     11.9
  Other operating expenses                   -        -           -        -           -        -            -       -       13,780       13,780      5.8
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------
Total operating expenses                13,638     42.3      15,529     30.0      10,148     22.3       12,208    11.4      128,859      180,382     76.2
                                    -----------  -------  ----------  -------  ----------  -------  ----------- -------  -----------  -----------  -------

Income (loss) from operations          $ 8,107     25.1    $ 11,042     21.3    $ 26,933     59.2     $ 75,279    70.1   $ (131,476)   $ (10,115)    (4.3)
                                    ===========  =======  ==========  =======  ==========  =======  =========== =======  ===========  ===========  =======

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                                                                                                 Page 10 of 11

                                                                      Novell, Inc.
                                     Unaudited Trended Segment Revenue by Software Licenses and Maintenance and Services
                                                                     (In thousands)

                                                                  Fiscal Year                                                                          Change from
                                           Q3 2007%           2007       %       Q2 2008        %        Q3 2008        %           Prior quarter        Prior year
                                          -----------   ------   -----------   ------   -----------   ------    -----------   ------     --------------------   --------------------
Open platform solutions
  Linux platform products
    Software licenses                        $     -        -       $     -        -       $     -        -        $     -        -        $    -          -       $    -         -
    Maintenance and subscriptions             23,518      9.9        87,391      9.4        28,626     12.1         30,513     12.4         1,887        6.6        6,995      29.7
                                          -----------   ------   -----------   ------   -----------   ------    -----------   ------     ---------   --------   ----------   -------
                                              23,518      9.9        87,391      9.4        28,626     12.1         30,513     12.4         1,887        6.6        6,995      29.7
  Other open platform products
    Software licenses                              3      0.0           197      0.0           164      0.1              -        -          (164)    (100.0)          (3)   (100.0)
    Maintenance and subscriptions              1,502      0.6         6,453      0.7         1,704      0.7          2,004      0.8           300       17.6          502      33.4
                                          -----------   ------   -----------   ------   -----------   ------    -----------   ------     ---------   --------   ----------   -------
                                               1,505      0.6         6,650      0.7         1,868      0.8          2,004      0.8           136        7.3          499      33.2

Total open platform solutions                 25,023     10.6        94,041     10.1        30,494     12.9         32,517     13.3         2,023        6.6        7,494      29.9

Identity and security management
  Identity and access management
    Software licenses                         11,686      4.9        46,349      5.0        10,894      4.6         15,747      6.4         4,853       44.5        4,061      34.8
    Maintenance and subscriptions             15,727      6.6        61,520      6.6        16,531      7.0         17,816      7.3         1,285        7.8        2,089      13.3
                                          -----------   ------   -----------   ------   -----------   ------    -----------   ------     ---------   --------   ----------   -------
                                              27,413     11.6       107,869     11.6        27,425     11.6         33,563     13.7         6,138       22.4        6,150      22.4
  Other identity and security management
    Software licenses                          1,271      0.5         4,157      0.4           492      0.2            820      0.3           328       66.7         (451)    (35.5)
    Maintenance and subscriptions              3,460      1.5        13,657      1.5         2,781      1.2          2,490      1.0          (291)     (10.5)        (970)    (28.0)
                                          -----------   ------   -----------   ------   -----------   ------    -----------   ------     ---------   --------   ----------   -------
                                               4,731      2.0        17,814      1.9         3,273      1.4          3,310      1.4            37        1.1       (1,421)    (30.0)

Total identity and security management        32,144     13.6       125,683     13.5        30,698     13.0         36,873     15.0         6,175       20.1        4,729      14.7

Systems and resource management
    Software licenses                          9,688      4.1        35,234      3.8        11,180      4.7         15,836      6.5         4,656       41.6        6,148      63.5
    Maintenance and subscriptions             28,279     11.9       112,510     12.1        29,773     12.6         31,544     12.9         1,771        5.9        3,265      11.5

Total systems and resource management         37,967     16.0       147,744     15.8        40,953     17.4         47,380     19.3         6,427       15.7        9,413      24.8

Workgroup
  OES and NetWare-related
    Software licenses                         14,292      6.0        56,792      6.1        12,828      5.4         12,096      4.9          (732)      (5.7)      (2,196)    (15.4)
    Maintenance and subscriptions             42,122     17.8       168,245     18.0        41,333     17.5         41,890     17.1           557        1.3         (232)     (0.6)
                                          -----------   ------   -----------   ------   -----------   ------    -----------   ------     ---------   --------   ----------   -------
                                              56,414     23.8       225,037     24.1        54,161     23.0         53,986     22.0          (175)      (0.3)      (2,428)     (4.3)
  Collaboration
    Software licenses                          7,299      3.1        27,116      2.9         7,130      3.0          7,142      2.9            12        0.2         (157)     (2.2)
    Maintenance and subscriptions             19,928      8.4        79,628      8.5        21,083      8.9         21,648      8.8           565        2.7        1,720       8.6
                                          -----------   ------   -----------   ------   -----------   ------    -----------   ------     ---------   --------   ----------   -------
                                              27,227     11.5       106,744     11.4        28,213     12.0         28,790     11.7           577        2.0        1,563       5.7
  Other workgroup
    Software licenses                            499      0.2         6,262      0.7         1,766      0.7          1,767      0.7             1        0.1        1,268     254.1
    Maintenance and subscriptions              8,297      3.5        34,950      3.7         8,291      3.5          7,077      2.9        (1,214)     (14.6)      (1,220)    (14.7)
                                          -----------   ------   -----------   ------   -----------   ------    -----------   ------     ---------   --------   ----------   -------
                                               8,796      3.7        41,212      4.4        10,057      4.3          8,844      3.6        (1,213)     (12.1)          48       0.5

Total workgroup                               92,437     39.0       372,993     40.0        92,431     39.2         91,620     37.4          (811)      (0.9)        (817)     (0.9)

Total software licenses, maintenance
  and subscriptions
    Software licenses                         44,738     18.9       176,107     18.9        44,454     18.9         53,408     21.8         8,954       20.1        8,670      19.4
    Maintenance and subscriptions            142,833     60.3       564,354     60.5       150,122     63.7        154,982     63.2         4,860        3.2       12,149       8.5
                                          -----------   ------   -----------   ------   -----------   ------    -----------   ------     ---------   --------   ----------   -------
Total product revenue                        187,571     79.2       740,461     79.4       194,576     82.6        208,390     85.0        13,814        7.1       20,819      11.1
                                          -----------   ------   -----------   ------   -----------   ------    -----------   ------     ---------   --------   ----------   -------

Services                                      49,219     20.8       192,038     20.6        41,090     17.4         36,795     15.0        (4,295)     (10.5)     (12,424)    (25.2)
                                          -----------   ------   -----------   ------   -----------   ------    -----------   ------     ---------   --------   ----------   -------

Total net revenue                          $ 236,790    100.0     $ 932,499    100.0     $ 235,666    100.0      $ 245,185    100.0       $ 9,519        4.0      $ 8,395       3.5
                                          ===========   ======   ===========   ======   ===========   ======    ===========   ======     =========   ========   ==========   =======

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                  Page 11 of 11
                                             Novell, Inc.
                   Major IT Software and Solutions Included Within Reported Line Items

                        Open Platform Solutions

                              Linux Platform Products

                                    > SUSE LINUX Enterprise Server
                                    > SUSE LINUX Enterprise Desktop

                              Other Open Platform Products

                                    > openSUSE
                                    > SUSE Engineering

                        Identity and Security Management

                              Identity and Access Management

                                    > Identity Manager
                                    > SecureLogin
                                    > Access Manager
                                    > Sentinel

                              Other Identity and Security Management

                                    > Web Services
                                    > eDirectory

                        Systems and Resource Management

                              > ZENworks Suite
                              > ZENworks Patch Management
                              > ZENworks Asset Management
                              > ZENworks Linux Management
                              > ZENworks Configuration Management
                              > PlateSpin

                        Workgroup

                               Open Enterprise Server and NetWare-Related

                                    > Open Enterprise Server (OES)
                                    > NetWare
                                    > Cluster Services

                              Collaboration

                                    > GroupWise
                                    > Teaming + Conferencing

                              Other Workgroup

                                    > BorderManager

                        Services

                              > Professional Services
                              > Technical Support Services
                              > Training Services